UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2014

ECO SCIENCE SOLUTIONS, INC.

(Exact name of Company as specified in its charter)

Nevada	333-166487	46-4199032
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
3250 NE 1st Avenue, Suite 305 Miami, Florida 33137 (Address of principal executive offices) 310-281-6923 (Registrant’s Telephone Number)
EATON SCIENTIFIC SYSTEMS, INC. (Former name or address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:
.	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
.	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
.	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
.	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03

AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

Effective February 14, 2014, the name of the Corporation was changed from Eaton Scientific Systems, Inc. to Eco Science Solutions, Inc. A Certificate of Amendment to Articles of Incorporation for Nevada Profit Corporations, affecting the name change was filed with the Nevada Secretary of State on January 28, 2014.

ITEM 8.01

OTHER EVENTS

Effective February 14, 2014, the Company authorized a reverse split of one thousand to one.  The resulting fractional shares, if any, shall be rounded up to one (1) share if such fraction is .50 shares or higher.  Fractional shares shall be rounded down to zero (0) shares if such fraction is .49 or less.

ITEM 9.01

EXHIBITS

3.7

Certificate of Amendment to Articles of Incorporation for Nevada Profit Corporations, filed January 28, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECO SCIENCE SOLUTIONS, INC.

Date: February 18, 2014	/s/ Michael Borkowski
By: Michael Borkowski
Its: President